UNITED STATES
                    SECURITIES AND EXCHANGE COMMISSION
                           WASHINGTON, DC 20549

                             Amendment No. 1
                               FORM 8-K/A

                         CURRENT REPORT PURSUANT
                      TO SECTION 13 OR 15(D) OF THE
                     SECURITIES EXCHANGE ACT OF 1934

            Date of report (Date of earliest event reported)
                            August 24, 2009
                            ---------------

                            EnzymeBioSystems
         ------------------------------------------------------
         (Exact Name of Registrant as Specified in Its Charter)

                                Nevada
            ----------------------------------------------
            (State or Other Jurisdiction of Incorporation)

              333-160649                      27-0464302
       ------------------------     ---------------------------------
       (Commission File Number)     (IRS Employer Identification No.)

           16773 W Park Drive, Chagrin Falls, Ohio        44023
          --------------------------------------------------------
          (Address of Principal Executive Offices)      (Zip Code)

                              (440) 554-5417
            ----------------------------------------------------
            (Registrant's Telephone Number, Including Area Code)

                35595 Spatterdock Lane, Solon, OH  44139
       --------------------------------------------------------------
       (Former name or former address, if changed, since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

   [ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

   [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

   [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

   [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 4.01 CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.

(a) Dismissal of Moore & Associates, Chartered

   On August 27, 2009, the Public Company Accounting Oversight Board ("PCAOB") revoked the registration of Moore and Associates, Chartered because of violations of PCAOB rules and auditing standards in auditing the financial statements, PCAOB rules and quality controls standards, and Section 10(b) of the Securities Exchange Act of 1934 and Rule 10b-5 thereunder, and noncooperation with a Board investigation.

   On August 24, 2009 (the "Dismissal Date"), the Board of Directors of EnzymeBioSystems (the "Registrant") voted to terminate its relationship with Moore & Associates, Chartered, as its independent registered public accounting firm.

   The audit report of Moore & Associates, Chartered on the audited financial statements of the Registrant for the period from inception on June 26, 2009 to the fiscal year ended June 30, 2009, did not contain any adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope or accounting principles, except a going concern qualification in its July 7, 2009 Audit Report of the Registrant's financial statements for the fiscal year ended June 30, 2009, as contained in its Form S-1 Registration Statement.

   During the Registrant's most recent fiscal year and through the Dismissal Date, there were no disagreements (as defined in Item 304 of Regulation S-K) with Moore & Associates, Chartered on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Moore & Associates, Chartered, would have caused it to make reference in connection with its opinion to the subject matter of the disagreement. Further, during the Registrant's most recent fiscal year and through the Dismissal Date, there were no reportable events (as defined in Item 304(a)(1)(v) of Regulation S-K).

   On September 2, 2009, the Registrant provided Moore and Associates, Chartered with a copy of the disclosures contained this amended Form 8-K and requested Moore and Associates, Chartered furnish the Registrant with a letter addressed to the U. S. Securities and Exchange Commission stating whether Moore and Associates, Chartered agrees with the above statements, and if not, the respects in which Moore and Associates, Chartered does not agree. As of the filing of this amended 8-K on September 4, 2009, the Registrant has not received a response, and will file the letter requested from Moore and Associates, Chartered by amendment to this report if provided at a future date.



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(b)  Engagement of Seale and Beers, CPAs

   On August 24, 2009 (the "Engagement Date"), the Registrant's Board of Directors approved the appointment of Seale and Beers, CPAs as the Registrant's independent registered public accounting firm. During the Registrant's most recent fiscal year and through the Engagement Date, neither the Registrant nor anyone on its behalf consulted the Current Accountants regarding either (1) the application of accounting principles to a specified transaction regarding the Company, either completed or proposed, or the type of audit opinion that might be rendered on the Company's financial statements; or (2) any matter regarding the Company that was either the subject of a disagreement (as defined in Item 304(a)(1)(iv) of Regulation S-K and related instructions to Item 304 of Regulation S-K) or a reportable event (as defined in Item 304(a)(1)(v) of Regulation S-K).

Item 8.01  Other Events

The Corporation's mailing address and business address have been changed from 35595 Spatterdock Lane, Solon, OH 44139 to 16773 W Park Drive, Chagrin Falls, Ohio, 44023, effective September 2, 2009.


                                 SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                              EnzymeBioSystems
                                        -----------------------------
                                                 Registrant

                                        /s/ Anushavan Yeranosyan
Dated: September 4, 2009               ---------------------------------
       -----------------               By:  Anushavan Yeranosyan
                                       Its: Director, Secretary,
                                            Treasurer, Chief Financial
                                            and Accounting Officer




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